FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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THE ADAMS EXPRESS COMPANY
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
The Adams Express Company
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

GENERATION AFTER GENERATION – WE GROW WITH YOU.™

ANNUAL REPORT 2011

ADAMS EXPRESS COMPANY®

2011 AT A GLANCE

The Company

•	a closed-end equity investment company
•	objectives:	preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	annual distribution rate of at least 6%
•	low turnover

Stock Data (12/31/11)

NYSE Symbol .................... ADX
Market Price ...................... $ 9.64
52-Week Range ................. $8.63 – $11.70
Discount ............................. 16.5%
Shares Outstanding ............. 91,073,899

Summary Financial Information

	Year Ended December 31,
	2011	2010
Net asset value per share	$11.54	$12.65
Total net assets	1,050,733,678	1,124,671,966
Unrealized appreciation	62,511,196	159,221,690
Net investment income	13,858,578	13,366,543
Net realized gain	45,998,641	30,884,988
Total return (based on market price)	(4.2)%	11.5%
Total return (based on net asset value)	(2.8)%	11.2%
Ratio of expenses to average net assets	0.55%	0.58%
Annual distribution rate	6.1%	5.1%

2011 Dividends and Distributions

Paid	Amount (per share)	Type
March 1, 2011	$0.01	Long-term capital gain
March 1, 2011	0.01	Short-term capital gain
March 1, 2011	0.03	Investment income
June 1, 2011	0.05	Investment income
September 1, 2011	0.05	Investment income
December 27, 2011	0.42	Long-term capital gain
December 27, 2011	0.06	Short-term capital gain
December 27, 2011	0.02	Investment income

	$0.65

2012 Annual Meeting of Stockholders

Location: Tremont Grand, Baltimore Maryland

Date: March 20, 2012

Time: 9:00 a.m.

PORTFOLIO REVIEW

December 31, 2011

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$53,532,228	5.1%
Apple Inc.	38,475,000	3.7
Oracle Corp.	24,624,000	2.3
McDonald’s Corp.	24,079,200	2.3
Chevron Corp.	21,280,000	2.0
JPMorgan Chase & Co.	19,950,000	1.9
PepsiCo, Inc.	19,905,000	1.9
Intel Corp.	19,157,500	1.8
Caterpillar Inc.	19,026,000	1.8
Procter & Gamble Co.	18,678,800	1.8

	$258,707,728	24.6%

* Non-controlled affiliate

Sector Weightings

LETTER TO STOCKHOLDERS

The Year in Review

Several factors influenced the equity markets during 2011 and led to a relatively flat year of performance for the overall market. The year began with a healthy outlook for the global economy, strong projected earnings growth, and improving corporate balance sheets. But, the world economies soon faced many headwinds: a deteriorating European financial condition, rising energy costs, the earthquake in Japan, slowing growth in China, and a fiscal stalemate and credit downgrade in the U.S. Through this turmoil, our Fund posted a total return on net assets of -2.8% in 2011. By comparison, the Lipper Large-Cap Core Mutual Funds Average, our peer group, returned -0.7%. Over the same period, the S&P 500 Index posted a total return of 2.1%. The factors impacting our performance are addressed below.

The global economy expanded by about 2.7% in 2011, decelerating slightly from 2010. The greatest driver of global GDP growth remained China, even as that country wrestled with balancing growth and inflation. Although a high rate relative to other countries, China’s GDP growth of 8.9% declined from 2010. The economies of Brazil and Russia continued to expand, although their respective rates of growth also moderated from 2010 levels. Several European countries discovered the dangers of combining bloated government spending, a stagnant economy, and a fragile financial system, putting the future of the Eurozone at risk. The European economy teetered on the verge of recession, casting a shadow on the global outlook. Japan continued to struggle with structural issues and was forced to deal with the devastating impact of the earthquake and tsunami in March. The U.S. continued to transition from an economy fueled by stimulus to an economy with enough growth to stand on its own. 2011 U.S. GDP growth was 1.6%, well below the 3.5% expected when the year began, and failed to clarify the sustainability of the recovery.

Equity markets experienced a year of transition as numerous challenges stood to derail what had been a very strong run for the major indices. As 2011 started, the S&P 500 already was more than 80% higher than the lows experienced in March of 2009, quite a rapid recovery. Early in 2011, the outlook was bright with expectations for S&P 500 earnings to expand 17%. Despite the global impact of the earthquake and tsunami in Japan, the S&P 500 rose over 8% into May, as earnings growth provided support for the healthy outlook. But economic conditions soon deteriorated. As the year progressed, the debt crisis in Europe escalated and concerns grew over the fiscal condition of several governments and even the future of the Eurozone. A bailout plan was announced, but it failed to calm fears of default. In the U.S., the government sat in deadlock, unable to reach agreement on raising the debt ceiling with a deadline approaching. A deal was finally in place in August, but it lacked sufficient austerity measures, and was a factor in S&P’s decision to downgrade the U.S. credit rating. Key segments of the global economy were in financial distress. The reaction was a sharp decline in markets around the world with the S&P 500 falling nearly 20% by early October from the highs reached in May. Even with the crisis in Europe raging and the U.S. debt limit “can” being merely kicked down the road, the search for more attractive returns led investors back to the equity markets. Companies had spent the last two to three years cutting costs and cleaning up balance sheets. As a result, many companies were in a position to raise dividends, buy back stock, and pursue mergers and acquisitions. The environment for equity investing began to look more promising. Improving industrial activity, a stabilizing housing market, and consumers willing to spend provided additional appeal. The fourth quarter was strong, but only served to return the S&P 500 to where it started the year.

Earnings for the S&P 500 in 2011 grew an impressive 15%, but fell short of the expectations that were in place early in the year. The outlook started to shift as companies reported first quarter earnings and began to temper their forecasts. The second and third quarters proved challenging, as the process of digesting lower forecasts for individual companies, and the economy broadly, drove valuations in the market lower. The Fund’s holdings were adjusted accordingly, with broad reductions to Materials, Industrials, Financials and Technology. The Fund fell short of its peers because our investments were tilted toward an economic recovery that did not materialize as quickly as we expected. With the exceptions of the Financial and Industrial sectors, our emphasis on more cyclically-sensitive stocks negatively impacted returns relative to the S&P 500, with our stocks in the Consumer Staples, Health Care, and Technology sectors providing the poorest relative performance.

Douglas G. Ober Chairman and Chief Executive Officer David D. Weaver President

On an absolute basis, our holdings in the Utilities and Consumer Staples sectors were the best performers in the Fund, returning 13.6% and 4.0%, respectively. Utilities provided very little earnings growth, but strong and stable dividends attracted higher valuations. Our Energy and Health Care holdings also performed well for the year, but were up only modestly. At the other extreme, our holdings in the Financials and Materials sectors were the weakest performers, down 19.3% and 16.3%, respectively. Our stocks were impacted by a reduced appetite for risk, particularly in the third quarter when European sovereign debt concerns came to the forefront. Our holdings performed particularly well in the fourth quarter, however, as our positioning of the portfolio produced results. The Fund outperformed our peer group and the S&P 500 during the fourth quarter and has continued that trend thus far into 2012.

Investment Results

At the end of 2011, our net assets were $1,050,733,678 or $11.54 per share on 91,073,899 shares outstanding. This compares with $1,124,671,966 or $12.65 per share on 88,885,186 shares outstanding a year earlier. Net investment income for 2011 was $13,858,578 compared to $13,366,543 for 2010. These earnings are equal to $0.16 and $0.15 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (total expenses to average net assets) for 2011 was 0.55%. Net realized gains amounted to $45,998,641 during the year, while the unrealized appreciation on investments decreased from $159,221,690 at December 31, 2010 to $62,511,196 at the end of 2011.

Dividends and Distributions

The total dividends and distributions paid in 2011 were $0.65 per share, producing a 6.1% annual distribution rate for the year, compared to $0.51 and an annual distribution rate of 5.1% in 2010. In September 2011, the Company announced its commitment to distribute annually to its stockholders an amount equal to at least 6% of the average month-end market price of its Common Stock. This commitment recognizes our history of distributions to stockholders and makes clear our future intentions. The table on page 20 shows the history of our dividends and distributions over the past fifteen years, including the annual distribution rate to stockholders.

The total distributions made in 2011 included a year-end distribution of $0.50 per share, as announced on November 10, 2011, consisting of investment income of $0.02 and capital gains of $0.48, paid on December 27, 2011 and taxable to stockholders in 2011. On January 12, 2012, a distribution of $0.05 per share was declared to stockholders of record February 10, 2012, payable March 1, 2012, representing the balance of undistributed net investment income and capital gains earned during 2011, which are taxable to stockholders in 2012.

Outlook for 2012

A year ago, we anticipated that the world economy would grow at a reasonable pace. A number of obstacles arose during the year, as mentioned above, which slowed growth. Some of the issues continue to plague the economic outlook, but it appears that steps are being taken to resolve or refinance a few of these problems. We therefore expect that global GDP will grow at about 3.5% in 2012, a slightly faster pace than 2011’s approximate 2.7%. The U.S. economy is showing signs of decent growth despite continued high unemployment and low wage growth. Europe remains a problem, likely having slipped into recession in the fourth quarter of 2011 and with little prospect of recovery before the second half of this year. The measures taken by several governments to cut spending to get their fiscal houses in order has dampened any stimulus to their economies. In China, the recent modest easing would indicate that short-term, inflation-taming policy objectives have been met, but a housing slowdown is of concern. Latin America should continue to grow at a 5% pace, though inflationary pressures are high and may force governments in non-socialist countries to take action. Our 3.5% figure for 2012 global GDP growth does not include any significant escalation of tensions in the Middle East or much higher oil prices, nor does it anticipate defaults on sovereign debt in Europe or further downgrading of U.S. debt. Any of these could drag the economy into a worldwide recession.

For the U.S. economy, a number of the stimulus measures taken in the past two years have run their course, leaving in place only the tax cuts of several years ago and the temporary payroll tax cut. However, in our opinion, the economy is on sounder footing than it has been for some time and we anticipate GDP growth of 2.5%. We are concerned, though, about the possible effects of the growing federal, state and local deficits and the forced reductions in government spending that may result.

Despite the robust start to this year, markets will likely continue to react to macroeconomic events around the world and be characterized by high volatility. For long-term investors such as us, that means opportunities will present themselves. We have made adjustments to the portfolio in anticipation of better world and U.S.

economies, and have maintained a sufficient cash reserve to take advantage of opportunities as they occur. Given our concerns, however, we will not hesitate to respond appropriately to macroeconomic and fundamental changes.

We are sad to report the death of our longest-serving director, Thomas H. Lenagh. Mr. Lenagh joined the Board of Directors in 1968 when he was Treasurer of the Ford Foundation. He was a very dedicated director, participating in a wide range of discussions at every meeting and constantly pushing us to do our best. At various times, he sat on all of our committees, including the Executive, Audit, Compensation, Retirement Benefits, and Nominating and Governance Committees, always a valued member. His abiding concern for the welfare of the Company and its stockholders was consistently apparent. His wisdom, counsel, and historical knowledge will be truly missed. Our condolences go out to his family.

By order of the Board of Directors,

Douglas G. Ober	David D. Weaver

Chairman and Chief Executive Officer	President

January 27, 2012

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets
Investments* at value:
Common stocks (cost $906,594,851)	$949,955,186
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	53,532,228
Short-term investments (cost $46,545,001)	46,545,001
Securities lending collateral (cost $9,564,900)	9,564,900	$1,059,597,315
Cash		300,957
Receivables:
Dividends and interest		1,150,375
Prepaid pension cost		1,144,258
Prepaid expenses and other assets		2,498,898
Total Assets		1,064,691,803

Liabilities
Open written option contracts* at value (proceeds $443,716)		89,679
Obligations to return securities lending collateral		9,564,900
Accrued pension liabilities		3,203,233
Accrued expenses and other liabilities		1,100,313
Total Liabilities		13,958,125
Net Assets		$1,050,733,678

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 91,073,899 shares (includes 129,007 restricted shares, 16,500 nonvested or deferred restricted stock units, and 12,730 deferred stock units) (note 6)		$91,074
Additional capital surplus		993,365,617
Accumulated other comprehensive income (note 5)		(2,638,533)
Undistributed net investment income		1,943,560
Undistributed net realized gain on investments		(4,539,236)
Unrealized appreciation on investments		62,511,196
Net Assets Applicable to Common Stock		$1,050,733,678
Net Asset Value Per Share of Common Stock		$11.54

*See Schedule of Investments on page 14 and Schedule of Outstanding Written Option Contracts on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

Investment Income
Income:
Dividends:
From unaffiliated issuers	$18,863,020
From non-controlled affiliate	896,577
Interest and other income	181,096
Total income	19,940,693
Expenses:
Investment research	2,396,676
Administration and operations	1,388,735
Directors’ fees	471,705
Transfer agent, registrar, and custodian	325,198
Travel, training, and other office expenses	324,667
Reports and stockholder communications	293,793
Investment data services	240,373
Occupancy	170,118
Audit and accounting services	118,602
Insurance	102,889
Legal services	54,518
Other	194,841
Total expenses	6,082,115
Net Investment Income	13,858,578
Change in Accumulated Other Comprehensive Income (note 5)	(602,411)

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	41,485,650
Net realized gain distributed by regulated investment company (non-controlled affiliate)	3,411,367
Net realized gain on written option contracts	1,101,624
Change in unrealized appreciation on securities	(96,931,934)
Change in unrealized appreciation on written option contracts	221,440
Net Loss on Investments	(50,711,853)
Change in Net Assets Resulting from Operations	$(37,455,686)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2011	2010
From Operations:
Net investment income	$13,858,578	$13,366,543
Net realized gain on investments	45,998,641	30,884,988
Change in unrealized appreciation on investments	(96,710,494)	64,513,706
Change in accumulated other comprehensive income (note 5)	(602,411)	171,005
Change in net assets resulting from operations	(37,455,686)	108,936,242
Distributions to Stockholders From:
Net investment income	(13,335,356)	(12,238,096)
Net realized gain from investment transactions	(44,457,396)	(32,345,159)
Decrease in net assets from distributions	(57,792,752)	(44,583,255)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	20,946,619	15,216,156
Cost of shares purchased (note 4)	—	(287,751)
Deferred compensation (notes 4, 6)	363,531	363,235
Increase in net assets from capital share transactions	21,310,150	15,291,640
Total Change in Net Assets	(73,938,288)	79,644,627

Net Assets:
Beginning of year	1,124,671,966	1,045,027,339
End of year (including undistributed net investment income of $1,943,560 and $1,326,115, respectively)	$1,050,733,678	$1,124,671,966

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Adams Express Company (the “Company”) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Company management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Company ultimately realizes upon sale of the securities.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of specific identification. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Company’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Various inputs are used to determine the fair value of the Company’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Company’s own assumptions, developed based on the best information available in the circumstances.

The Company’s investments at December 31, 2011 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$1,003,487,414	$—	$—	$1,003,487,414
Short-term investments	20,066,786	26,478,215	—	46,545,001
Securities lending collateral	9,564,900	—	—	9,564,900
Total investments	$1,033,119,100	$26,478,215	$—	$1,059,597,315
Written options	$(89,679)	$—	$—	$(89,679)

There were no transfers into or from Level 1 or Level 2 during the year ended December 31, 2011.

2. Federal Income Taxes

No federal income tax provision is required since the Company’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2011, the identified cost of securities for federal income tax purposes was $1,002,454,406 and net unrealized appreciation aggregated $57,142,909, consisting of gross unrealized appreciation of $200,481,876 and gross unrealized depreciation of $143,338,967.

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Company’s retirement plans, equity-based compensation, and loss deferrals for wash sales. Differences that are permanent, while not material for the year ended December 31, 2011, are reclassified in the capital accounts of the Company’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Company during the years ended December 31, 2011 and December 31, 2010, were classified as ordinary income of $19,552,826 and $20,102,317, respectively, and as long-term capital gain of $38,214,991 and $24,474,974, respectively. The tax basis of distributable earnings at December 31, 2011 was $2,864,456 of undistributed ordinary income and $83,420 of undistributed long-term capital gain.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2011 were $230,930,035 and $251,487,904, respectively.

The Company is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Company may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Company has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Company to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of December 31, 2011 can be found on page 17.

When the Company writes (purchases) an option, an amount equal to the premium received (paid) by the Company is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2011 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2010	142	$14,334	442	$152,563
Options written	6,320	893,038	7,865	1,419,323
Options terminated in closing purchase transactions	(550)	(59,396)	(702)	(73,055)
Options expired	(5,111)	(720,989)	(4,816)	(891,686)
Options exercised	(125)	(10,337)	(1,530)	(280,079)
Options outstanding, December 31, 2011	676	$116,650	1,259	$327,066

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2011, the Company issued 2,147,935 shares of its Common Stock at a price of $9.745 per share (the average market price on December 7, 2011) to stockholders of record November 21, 2011, who elected to take stock in payment of the distribution from 2011 capital gain and investment income. During 2011, 1,435 shares were issued at a weighted average price of $10.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2010, the Company issued 1,455,912 shares of its Common Stock at a price of $10.445 per share (the average market price on December 8, 2010) to stockholders of record November 19, 2010, who elected to take stock in payment of the distribution from 2010 capital gain and investment income. During 2010, 883 shares were issued at a weighted average price of $10.30 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2011 and 2010 were as follows:

	Shares		Amount
	2011	2010	2011	2010
Shares issued in payment of distributions	2,149,370	1,456,795	$20,946,619	$15,216,156
Shares purchased (at a weighted average discount from net asset value of 15.6%)	—	(28,300)	—	(287,751)
Net activity under the 2005 Equity Incentive Compensation Plan	39,343	41,498	363,531	363,235
Net change	2,188,713	1,469,993	$21,310,150	$15,291,640

5. Retirement Plans

Defined Contribution Plans — The Company sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Company expensed contributions to the plans in the amount of $318,308, a portion thereof based on company performance, for the year ended December 31, 2011. The Company does not provide postretirement medical benefits.

Defined Benefit Plans — On October 1, 2009, the company froze its non-contributory qualified and nonqualified defined benefit pension plans. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company made no contributions to the qualified plan and contributed $197,424 to the nonqualified plan in 2011 and anticipates making aggregate contributions of up to $775,000 in 2012.

The Company uses a December 31 measurement date for its plans. Details in aggregate for the plans were as follows:

	2011	2010
Change in benefit obligation
Benefit obligation at beginning of year	$9,417,968	$8,824,687
Interest cost	389,980	416,835
Actuarial loss	604,445	424,000
Benefits paid	(205,156)	(247,554)
Benefit obligation at end of year	$10,207,237	$9,417,968

	2011	2010
Change in qualified plan assets
Fair value of qualified plan assets at beginning of year	$8,058,143	$7,119,962
Actual return on plan assets	247,851	863,311
Employer contributions	—	322,424
Benefits paid	(157,732)	(247,554)
Fair value of qualified plan assets at end of year	$8,148,262	$8,058,143
Funded status	$(2,058,975)	$(1,359,825)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated benefit obligation for all defined benefit pension plans was $10,207,237 and $9,417,968 at December 31, 2011 and 2010, respectively.

The primary investment objectives of the Company’s qualified pension plan assets are to provide capital appreciation, income, and preservation of capital. The plan’s objectives are achieved through a diversified portfolio including common stock of the Company and pooled separate accounts (“PSA”). PSAs are made up of a wide variety of underlying investments in equity and fixed income securities. The Company’s targeted asset allocation is to maintain approximately 54% of plan assets invested in fixed income securities, approximately 13% of plan assets invested in equity securities, and approximately 33% in cash and short-term securities. The investment in the Company’s common stock represented 8% of plan assets at December 31, 2011.

The net asset value of a PSA is based on the fair value of its underlying investments. The fair value of the plan assets is determined using various inputs, summarized into the three levels described in footnote 1. The plan assets at December 31, 2011 were classified as follows:

	Level 1	Level 2	Level 3	Total
Equity PSAs	$—	$1,120,821	$—	$1,120,821
Fixed Income PSAs	—	4,303,267	—	4,303,267
Money Market PSA’s	—	2,086,552	—	2,086,552
Regulated Investment Companies	637,622	—	—	637,622
Total	$637,622	$7,510,640	$—	$8,148,262

Items impacting the Company’s earnings were:

	2011	2010
Components of net periodic pension cost
Interest cost	$389,980	$416,835
Expected return on plan assets	(436,909)	(450,684)
Net loss component	191,093	182,378
Net periodic pension cost	$144,164	$148,529

	2011	2010
Changes recognized in accumulated other comprehensive income
Net loss	$(793,504)	$(11,373)
Amortization of net loss	191,093	182,378
Change in accumulated other comprehensive income	$(602,411)	$171,005

Accumulated other comprehensive income was comprised of net actuarial losses of $(2,638,533) and $(2,036,122) at December 31, 2011 and 2010, respectively. In 2012, the Company estimates that $268,331 of net losses will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations were:

	2011	2010
Discount rate	4.42%	5.08%
Rate of compensation increase	—	—

The assumptions used to determine net periodic pension cost were:

	2011	2010
Discount rate	5.18%	6.07%
Expected long-term return on plan assets	6.00%	7.25%
Rate of compensation increase	—	—

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The following benefit payments are eligible to be paid in the years indicated:

Pension Benefits
2012	$3,620,000
2013	259,000
2014	888,000
2015	331,000
2016	320,000
Years 2017-2021	2,460,000

6. Equity-Based Compensation

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of restricted stock awards (both performance and nonperformance-based), as well as stock options and other stock incentives, to key employees and all non-employee directors. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Outstanding awards are granted at fair market value on grant date. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, of which 3,141,563 remain available for future grants at December 31, 2011.

A summary of the status of the Company’s awards granted under the 2005 Plan as of December 31, 2011, and changes during the year then ended, is presented below:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2010	138,638	$10.49
Granted:
Restricted stock	44,231	10.95
Restricted stock units	6,750	11.19
Deferred stock units	2,506	10.36
Vested & issued	(29,114)	12.72
Forfeited	(4,774)	13.18
Balance at December 31, 2011 (includes 124,965 performance-based awards and 33,272 nonperformance-based awards)	158,237	$9.96

Compensation cost resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation cost is based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation cost for restricted stock granted to employees for the year ended December 31, 2011 was $362,038. The total compensation cost for restricted stock units granted to non-employee directors for the year ended December 31, 2011 was $76,205. As of December 31, 2011, there was total unrecognized compensation cost of $491,780, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.62 years. The total fair value of shares and units vested during the year ended December 31, 2011 was $315,550.

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan. Unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years, however, remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2011, and changes during the year then ended, is presented below:

	Options	Weighted- Average Exercise Price		Weighted- Average Remaining Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2010	43,729	$10.74		0.74
Exercised	(6,970)	8.94		—	$5,611
Expired or cancelled	(11,902)	14.70		—
Outstanding at December 31, 2011	24,857	$8.70	*	0.16	$23,130
Exercisable at December 31, 2011	17,886	$8.61		0.21	$18,336
*	Exercise prices range from $8.22 to $8.94.

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the year ended December 31, 2011 was $(16,791).

7. Officer and Director Compensation

The aggregate remuneration paid during the year ended December 31, 2011 to officers and directors amounted to $2,795,744, of which $403,853 was paid to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. Portfolio Securities Loaned

The Company makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Company on the next business day. Cash deposits are placed in a registered money market fund. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 2011, the Company had securities on loan of $9,370,808 and held cash collateral of $9,564,900. The Company is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. Operating Lease Commitment

The Company leases office space and equipment under operating lease agreements expiring at various dates through the year 2016. Petroleum & Resources Corporation, the Company’s non-controlled affiliate, shares in the rental payments, based on a predetermined cost sharing methodology. The Company recognized rental expense of $144,864 in 2011, and its estimated portion of the minimum rental commitments is as follows:

2012	$153,280
2013	150,149
2014	150,267
2015	150,536
2016	72,174
Total	$676,406

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.65	$11.95	$9.61		$15.72	$15.86
Net investment income	0.16	0.15	0.13		0.25	0.30*
Net realized gains and increase (decrease) in unrealized appreciation	(0.56)	1.10	2.64		(5.68)	0.61
Change in accumulated other comprehensive income	(0.01)	0.00	0.04		(0.05)	0.00
Total from investment operations	(0.41)	1.25	2.81		(5.48)	0.91
Less distributions
Dividends from net investment income	(0.15)	(0.14)	(0.15)		(0.26)	(0.32)
Distributions from net realized gains	(0.50)	(0.37)	(0.30)		(0.38)	(0.71)
Total distributions	(0.65)	(0.51)	(0.45)		(0.64)	(1.03)
Capital share repurchases	0.00	0.00	0.02		0.05	0.04
Reinvestment of distributions	(0.05)	(0.04)	(0.04)		(0.04)	(0.06)
Total capital share transactions	(0.05)	(0.04)	(0.02)		0.01	(0.02)
Net asset value, end of year	$11.54	$12.65	$11.95		$9.61	$15.72
Market price, end of year	$ 9.64	$10.72	$10.10		$8.03	$14.12

Total Investment Return
Based on market price	(4.2)%	11.5%	32.1%		(38.9)%	9.4%
Based on net asset value	(2.8)%	11.2%	30.6%		(34.4)%	6.5%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,050,734	$1,124,672	$1,045,027		$840,012	$1,378,480
Ratio of expenses to average net assets	0.55%	0.58%	0.90%	†	0.48%	0.44%
Ratio of net investment income to average net assets	1.25%	1.29%	1.30%	†	1.82%	1.82%
Portfolio turnover	21.50%	16.15%	15.05%		18.09%	10.46%
Number of shares outstanding at end of year (in 000’s)	91,074	88,885	87,415		87,406	87,669

*	In 2007, the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
†	For 2009, the ratios of expenses and net investment income to average net assets were 0.76% and 1.44%, respectively, after adjusting for non-recurring pension expenses.

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value (A)
Common Stocks — 95.5%
Consumer Discretionary — 11.2%
BorgWarner, Inc. (C)	150,000	$9,561,000
Columbia Sportswear Co. (B)	200,000	9,310,000
Lowe’s Companies, Inc.	600,000	15,228,000
Marriott International Inc. (Class A)	300,000	8,751,000
McDonald's Corp.	240,000	24,079,200
Newell Rubbermaid Inc.	400,000	6,460,000
Ryland Group, Inc.	613,500	9,668,760
Target Corp.	320,000	16,390,400
Walt Disney Co.	480,000	18,000,000

		117,448,360

Consumer Staples — 10.8%
Avon Products, Inc.	359,600	6,282,212
Bunge Ltd.	155,000	8,866,000
Coca-Cola Co.	200,000	13,994,000
CVS/Caremark Corp.	295,000	12,030,100
PepsiCo, Inc. (G)	300,000	19,905,000
Philip Morris International Inc.	150,000	11,772,000
Procter & Gamble Co.	280,000	18,678,800
Safeway Inc.	340,000	7,153,600
Unilever plc ADR	460,000	15,419,200

		114,100,912

Energy — 11.6%
Chevron Corp.	200,000	21,280,000
CONSOL Energy Inc.	73,700	2,704,790
Exxon Mobil Corp. (G)	115,000	9,747,400
Halliburton Co.	150,000	5,176,500
National Oilwell Varco, Inc.	100,000	6,799,000
Peabody Energy Corp.	44,400	1,470,084
Petroleum & Resources Corporation (D)	2,186,774	53,532,228
Schlumberger Ltd.	80,000	5,464,800
Seadrill Ltd. (B)	100,100	3,321,318
Spectra Energy Corp.	405,780	12,477,735

		121,973,855

Financials — 11.9%
Banks — 3.0%
PNC Financial Services Group, Inc.	235,000	13,552,450
Wells Fargo & Co.	655,000	18,051,800

		31,604,250

Diversified Financials — 5.8%
Bank of America Corp.	1,385,000	7,700,600
Bank of New York Mellon Corp.	403,775	8,039,160
Capital One Financial Corp.	240,000	10,149,600
JPMorgan Chase & Co.	600,000	19,950,000
Morgan Stanley	245,000	3,706,850
T. Rowe Price Group, Inc.	200,000	11,390,000

		60,936,210

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2011

	Shares	Value (A)
Insurance — 3.0%
ACE Ltd. (C)	165,000	$11,569,800
AXIS Capital Holdings, Ltd.	150,000	4,794,000
Prudential Financial, Inc.	310,000	15,537,200

		31,901,000

Real Estate — 0.1%
Digital Realty Trust Inc. (B)	15,000	1,000,050

Health Care — 12.4%
Abbott Laboratories	140,000	7,872,200
Bristol-Myers Squibb Co.	159,061	5,605,310
Celgene Corp. (C)	200,000	13,520,000
Gilead Sciences, Inc. (C)	250,000	10,232,500
Johnson & Johnson	255,000	16,722,900
Life Technologies Corp. (C)	200,000	7,782,000
Medtronic, Inc.	350,000	13,387,500
Pfizer Inc.	800,000	17,312,000
Senomyx, Inc. (C)	1,284,400	4,469,712
Teva Pharmaceutical Industries Ltd. ADR	330,000	13,318,800
UnitedHealth Group Inc.	227,500	11,529,700
Zimmer Holdings, Inc. (C)	150,000	8,013,000

		129,765,622

Industrials — 9.4%
Caterpillar Inc.	210,000	19,026,000
Emerson Electric Co.	100,000	4,659,000
FedEx Corp.	115,000	9,603,650
General Electric Co.	490,000	8,775,900
Goodrich Corp.	30,000	3,711,000
Honeywell International	240,000	13,044,000
Masco Corp.	725,000	7,598,000
Norfolk Southern Corp.	160,000	11,657,600
Old Dominion Freight Line, Inc. (C)	35,000	1,418,550
Spirit AeroSystems Holdings, Inc. (Class A) (C)	500,000	10,390,000
United Technologies Corp.	125,000	9,136,250

		99,019,950

Information Technology — 19.8%
Semiconductors — 2.4%
Broadcom Corp. (C)	200,000	5,872,000
Intel Corp.	790,000	19,157,500

		25,029,500

Software & Services — 7.4%
Automatic Data Processing, Inc.	200,000	10,802,000
Cognizant Technology Solutions Group (Class A) (C)	150,000	9,646,500
Google Inc. (Class A) (C)	22,400	14,468,160
Microsoft Corp.	700,000	18,172,000
Oracle Corp.	960,000	24,624,000

		77,712,660

Technology Hardware & Equipment — 10.0%
ADTRAN, Inc.	318,400	9,602,944
Apple Inc. (C)	95,000	38,475,000
Cisco Systems, Inc.	850,000	15,368,000
F5 Networks, Inc. (C) (F)	65,000	6,897,800
Hewlett-Packard Co.	300,000	7,728,000
NetApp, Inc. (C)	300,000	10,881,000
QUALCOMM Inc.	300,000	16,410,000

		105,362,744

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2011

	Principal/ Shares	Value (A)
Materials — 4.6%
Air Products and Chemicals Inc.	30,000	$2,555,700
CF Industries Holdings, Inc. (F)	31,531	4,571,364
Cliffs Natural Resources Inc. (F)	81,000	5,050,350
Dow Chemical Co.	360,000	10,353,600
Freeport-McMoRan Copper & Gold Inc.	227,700	8,377,083
Potash Corporation of Saskatchewan Inc. (F)	156,100	6,443,808
Praxair, Inc. (F)	67,500	7,215,750
Teck Resources Ltd. (Class B)	95,000	3,343,050

		47,910,705

Telecom Services — 1.3%
CenturyLink, Inc.	360,000	13,392,000

Utilities — 2.5%
MDU Resources Group, Inc.	412,600	8,854,396
Northeast Utilities	350,000	12,624,500
South Jersey Industries, Inc.	30,000	1,704,300
Wisconsin Energy Corp.	90,000	3,146,400

		26,329,596

Total Common Stocks (Cost $941,330,255)		1,003,487,414

Short-Term Investments — 4.4%
Time Deposits — 2.5%
Bank of America, 0.03%, due 1/3/2012	$26,478,215	26,478,215

Money Market Account — 1.9%
M&T Bank, 0.50%	$20,026,786	20,026,786

Money Market Funds — 0.0%
Fidelity Institutional Money Market – Government Portfolio, 0.01% (E)	10,000	10,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (E)	10,000	10,000
Vanguard Federal Money Market, 0.01% (E)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.02% (E)	10,000	10,000

		40,000

Total Short-Term Investments (Cost $46,545,001)		46,545,001

Securities Lending Collateral — 0.9% (Cost $9,564,900)
Money Market Funds — 0.9%
Invesco Short-Term Investment Trust–Liquid Assets Portfolio (Institutional Class), 0.16% (E)	9,564,900	9,564,900

Total Investments — 100.8% (Cost $997,440,156)		1,059,597,315
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.8)%		(8,863,637

Net Assets — 100.0%		$1,050,733,678

Notes:
(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $5,611,146.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $8,625,800.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

December 31, 2011

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date	Value

COVERED CALLS
124	CF Industries Holdings, Inc.	$ 230	Jan 12	$496
212	Cliffs Natural Resources Inc.	110	Jan 12	1,060
100	F5 Networks, Inc.	135	Jan 12	2,700
173	Potash Corporation of Saskatchewan Inc.	73.33	Jan 12	173
67	Praxair, Inc.	115	Jan 12	1,005

676				5,434

COLLATERALIZED PUTS
100	ACE Ltd.	57.50	Jan 12	$1,500
124	CF Industries Holdings, Inc.	115	Jan 12	1,984
100	CF Industries Holdings, Inc.	120	Feb 12	23,000
234	Cliffs Natural Resources Inc.	60	Jan 12	45,630
200	Digital Realty Trust Inc.	55	Jan 12	2,000
100	Gilead Sciences, Inc.	38	Jan 12	1,800
100	National Oilwell Varco, Inc.	50	Feb 12	3,000
100	Panera Bread Co. (Class A)	115	Jan 12	1,000
34	Peabody Energy Corp.	22	Mar 12	1,326
67	Praxair, Inc.	80	Jan 12	1,005
100	Seadrill Ltd.	28	Jan 12	2,000

1,259				84,245

	Total Option Liability (Unrealized Gain of $354,037)			$89,679

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (the “Company”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 10, 2012

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended December 31, 2011

(unaudited)

	Shares
	Additions		Reductions	Held Dec. 31, 2011
ACE Ltd.	25,000			165,000
AXIS Capital Holdings, Ltd.	150,000			150,000
Caterpillar Inc.	10,000			210,000
CenturyLink, Inc.	360,000			360,000
Digital Realty Trust Inc.	15,000			15,000
FedEx Corp.	10,000		30,000	115,000
JPMorgan Chase & Co.	40,000			600,000
Marriott Vacations Worldwide Corp.	30,000	(1)	30,000	—
Old Dominion Freight Line, Inc.	35,000			35,000
Panera Bread Co. (Class A)	20,000		20,000	—
Philip Morris International Inc.	10,000			150,000
PNC Financial Services Group, Inc.	10,000			235,000
Seadrill Ltd.	100,100			100,100
South Jersey Industries, Inc.	30,000			30,000
United Technologies Corp.	20,000			125,000
Wells Fargo & Co.	20,000			655,000
Wisconsin Energy Corp.	90,000			90,000
Abbott Laboratories			60,000	140,000
Air Products & Chemicals, Inc.			5,000	30,000
American Express Co.			135,000	—
Automatic Data Processing Inc.			67,900	200,000
Curtiss-Wright Corp.			94,941	—
F5 Networks, Inc.			20,000	65,000
Goodrich Corp.			70,000	30,000
Google Inc. (Class A)			7,600	22,400
Hospira Inc.			175,000	—
Masco Corp.			100,000	725,000
MDU Resources Group, Inc.			30,000	412,600
Morgan Stanley			55,000	245,000
Norfolk Southern Corp.			40,000	160,000
Oracle Corp.			40,000	960,000
T. Rowe Price Group, Inc.			75,000	200,000
Teck Resources Ltd. (Class B)			5,000	95,000
Transocean Ltd.			95,000	—
Unilever plc ADR			20,000	460,000
United Rentals, Inc.			215,300	—

(1)	Received 0.1 share of Marriott Vacations Worldwide Corp. for each share of Marriott International Inc. (Class A) held.

THE ADAMS EXPRESS COMPANY

(unaudited)

Calendar year- end	Market value of original investment	Cumulative market value of shares from capital gains distributions	Cumulative market value of shares from income dividends	Total market value	Net asset value of total shares
1997	$12,194	$781	$269	$13,244	$15,614
1998	13,423	1,811	553	15,787	19,292
1999	16,921	3,589	963	21,473	25,768
2000	15,881	4,871	1086	21,838	24,666
2001	10,754	4,736	959	16,449	18,565
2002	7,993	4,163	896	13,052	14,966
2003	9,385	5,677	1,271	16,333	18,899
2004	9,922	6,861	1,694	18,477	21,180
2005	9,491	7,461	1,918	18,870	22,118
2006	10,489	9,244	2,506	22,239	25,430
2007	10,678	10,574	3,061	24,313	27,068
2008	6,073	6,664	2,109	14,846	17,766
2009	7,638	9,007	2,952	19,597	23,186
2010	8,107	10,308	3,428	21,843	25,775
2011	7,290	10,283	3,355	20,928	25,052

Illustration of an assumed

15 year investment of $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1997–2011. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Distribution Rate**
1997	$1,424,170,425	74,923,859	$19.01	$16.13	$.29	$1.01	$1.30	8.6%
1998	1,688,080,336	77,814,977	21.69	17.75	.30	1.10	1.40	8.2
1999	2,170,801,875	80,842,241	26.85	22.38	.26	1.37	1.63	8.5
2000	1,951,562,978	82,292,262	23.72	21.00	.22	1.63	1.85	7.8
2001	1,368,366,316	85,233,262	16.05	14.22	.26	1.39	1.65	9.6
2002	1,024,810,092	84,536,250	12.12	10.57	.19	.57	.76	6.2
2003	1,218,862,456	84,886,412	14.36	12.41	.17	.61	.78	6.8
2004	1,295,548,900	86,135,292	15.04	13.12	.24	.66	.90	7.1
2005	1,266,728,652	86,099,607	14.71	12.55	.22	.64	.86	6.7
2006	1,377,418,310	86,838,223	15.86	13.87	.23	.67	.90	6.8
2007	1,378,479,527	87,668,847	15.72	14.12	.32	.71	1.03	7.1
2008	840,012,143	87,406,443	9.61	8.03	.26	.38	.64	5.7
2009	1,045,027,339	87,415,193	11.95	10.10	.15	.30	.45	5.2
2010	1,124,671,966	88,885,186	12.65	10.72	.14	.37	.51	5.1
2011	1,050,733,678	91,073,899	11.54	9.64	.15	.50	.65	6.1

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Company’s Common Stock for the calendar year in years prior to 2011 and for the twelve months ended October 31 beginning in 2011, which is consistent with the calculation to determine the distribution commitment announced in September 2011.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts a link to its Forms N-Q on its website at www.adamsexpress.com, under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Annual Certification

The Company’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2011 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website at www.adamsexpress.com under the headings “About Adams Express” and “Corporate Information” and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company’s periodic filings with the Securities and Exchange Commission.

Privacy Policy

In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

BOARD OF DIRECTORS

Personal Information	Position held with the fund	Term of office	Length of time served	Principal Occupations	Number of portfolios in fund complex overseen by director	Other directorships
Independent Directors
Enrique R. Arzac, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 70	Director	One Year	Since 1983	Professor of Finance and Economics at the Graduate School of Business, Columbia University, formerly Vice Dean of Academic Affairs.	Two	Director of Petroleum & Resources Corporation (investment company), Aberdeen Asset Management Funds (6 funds) (investment companies), Credit Suisse Asset Management Funds (“CSAM”) (5 funds) (investment companies), Epoch Holdings Corporation (asset management), and Mirae Asset Discovery Funds (6 funds) (investment companies). In addition to the CSAM funds referred to above, Dr. Arzac served as a director of 8 other funds at CSAM and as a director of Starcomms Plc (telecommunications) within the past five years.
Phyllis O. Bonanno 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 68	Director	One Year	Since 2003	Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel).	Two	Director of Petroleum & Resources Corporation (investment company), Borg-Warner Inc. (industrial), and Mohawk Industries, Inc. (carpets and flooring).
Kenneth J. Dale 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 55	Director	One Year	Since 2008	Senior Vice President and Chief Financial Officer of The Associated Press.	Two	Director of Petroleum & Resources Corporation (investment company).
Daniel E. Emerson 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 87	Director	One Year	Since 1982	Retired Executive Vice President of NYNEX Corp. (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously, Executive Vice President and Director of New York Telephone Company.	Two	Director of Petroleum & Resources Corporation (investment company).
Frederic A. Escherich 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 59	Director	One Year	Since 2006	Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with JPMorgan.	Two	Director of Petroleum & Resources Corporation (investment company).
Roger W. Gale, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 65	Director	One Year	Since 2005	President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group of PA Consulting Group (energy consultants).	Two	Director of Petroleum & Resources Corporation (investment company), and Ormat Technologies, Inc. (geothermal and renewable energy).

BOARD OF DIRECTORS (CONTINUED)

Personal Information	Position held with the fund	Term of office	Length of time served	Principal Occupations	Number of portfolios in fund complex overseen by director	Other directorships
Independent Directors (continued)

Kathleen T. McGahran, Ph.D., J.D., C.P.A. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 61	Director	One Year	Since 2003	President & CEO of Pelham Associates, Inc. (executive education), and Adjunct Associate Professor, Stern School of Business, New York University. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University.	Two	Director of Petroleum & Resources Corporation (investment company).
Craig R. Smith, M.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 65	Director	One Year	Since 2005	President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries), and Chief Operating Officer of Algenol Biofuels Inc. (ethanol manufacturing). Formerly, Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceuticals & biotechnology).	Two	Director of Petroleum & Resources Corporation (investment company), Algenol Biofuels Inc. (ethanol manufacturing), and Depomed, Inc. (specialty pharmaceuticals), and during the past five years also served as a director of LaJolla Pharmaceutical Company.

Interested Director

Douglas G. Ober 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 65	Director, Chairman, and CEO	One Year	Director Since 1989; Chairman of the Board Since 1991	Chairman and CEO of the Company and Chairman, President and CEO of Petroleum & Resources Corporation.	Two	Director of Petroleum & Resources Corporation (investment company).

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31 and, if applicable, a return of capital. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.

Fees:	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash Investments:

Service Fee $2.50 per investment

Brokerage Commission $0.05 per share

Reinvestment of Dividends*:

Service Fee 2% of amount invested

(maximum of $2.50 per investment)

Brokerage Commission $0.05 per share

Sale of Shares:

Service Fee $10.00

Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping $7.50

(waived if sold)

Book to Book Transfers Included

To transfer shares to another participant or to a new participant

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Initial minimum investment (non-holders) $500

Minimum optional investment (existing holders) $50

Electronic Funds Transfer (monthly minimum) $50

Maximum per transaction $25,000

Maximum per year NONE

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

ELECTRONIC DELIVERY OF STOCKHOLDER REPORTS

The Company offers stockholders the benefits and convenience of viewing Quarterly and Annual Reports and other stockholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Company’s printing and mailing costs. To enroll, please visit the following websites:

Registered stockholders with AST: www.amstock.com/main

Stockholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

THE ADAMS EXPRESS COMPANY

Board Of Directors

Enrique R. Arzac [2,3] Phyllis O. Bonanno [3,4] Kenneth J. Dale [2,4] Daniel E. Emerson [1,3,5] Frederic A. Escherich [1,4,5]	Roger W. Gale [2,4] Kathleen T. McGahran [1,3,5] Douglas G. Ober [1] Craig R. Smith [1,3,5]

1. Member of Executive Committee 2. Member of Audit Committee 3. Member of Compensation Committee 4. Member of Retirement Benefits Committee 5. Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman and Chief Executive Officer

David D. Weaver, CFA	President

Nancy J.F. Prue, CFA	Executive Vice President

Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary

Richard A. Church	Vice President — Research

David R. Schiminger, CFA	Vice President — Research

D. Cotton Swindell, CFA	Vice President — Research

Brian S. Hook, CFA, CPA	Treasurer

Christine M. Sloan, CPA	Assistant Treasurer

Geraldine H. Paré	Assistant Secretary

The Company

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900          (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877)260-8188

Website: www.amstock.com

E-mail: info@amstock.com

INVEST | PROTECT | GROW

THE ADAMS EXPRESS COMPANY
SEVEN ST. PAUL STREET
SUITE 1140
BALTIMORE, MD 21202
(410) 752-5900 or (800) 638-2479
www.adamsexpress.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the Board of Directors has determined meets such definition is Enrique R. Arzac, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements and review of the registrant's semi-annual financial statements for 2011 and audits of the registrant's annual and semi-annual financial statements for 2010 were $69,610 and $78,421, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2011 and 2010.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2011 and 2010 were $6,021 and $5,874, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2011 and 2010 were $5,820 and $5,679, respectively, which related to the review of the registrant's procedures for calculating the amounts to be paid or granted to the registrant's officers in accordance with the registrant's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to those plans, and preparation of a related report to the registrant's Compensation Committee; and review of the documentation relating to compliance by the registrant's employees and directors with the requirements of the registrant's Code of Ethics pertaining to personal stock trading, and presentation of a related report to the Chief Executive Officer.

(e)	(1)

The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit and review quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting. All services performed in 2011 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2011 and 2010 were $11,841 and $11,553, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Enrique R. Arzac, Chair, Kenneth J. Dale, and Roger W. Gale.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The Adams Express Company ("Adams") follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the recommendation of the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to- day operations of the company or concern matters that are more appropriate for global solutions rather than company- specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Douglas G. Ober, Chairman and Chief Executive Officer, David W. Weaver, President, and Nancy J.F. Prue, Executive Vice President, comprise the 3 person portfolio management team for the registrant. Mr. Ober has served as portfolio manager for the registrant since 1991, along with Mr. Weaver since March 2008, and Ms. Prue since March 2010. Mr. Weaver has served as President for the registrant since March 2010. Prior thereto, Mr. Weaver served as Executive Vice President for the registrant from March 2008 to March 2010, as Vice President-Research from January 2007 to March 2008 and as a research analyst from 2004 to January 2007. Ms. Prue has served as Executive Vice President for the registrant since March 2010. Prior thereto, Ms. Prue served as a research analyst for the registrant and as an officer of Petroleum & Resources Corporation. Mr. Ober is the lead member of the portfolio management team. Messrs. Ober and Weaver and Ms. Prue receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

(2) As of the date of this filing, Messrs. Ober and Weaver and Ms. Prue also serve on the portfolio management team for the registrant's non-controlled affiliate, Petroleum & Resources Corporation (Petroleum), a registered investment company with total net assets of $732,810,692 as of December 31, 2011. Mr. Ober is Chairman, President and Chief Executive Officer of Petroleum and Mr. Weaver and Ms. Prue serve as Executive Vice Presidents. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and the registrant is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2011, the portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a two-thirds weighting, and individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year, with a one-third weighting. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the President and the Executive Vice President. Fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The registrant's total return on net asset value ("NAV") over each of the two periods is used to determine a base percentage of target, which, for 2011, was then adjusted by performance relative to the S&P 500 Index. Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by stockholders in 2005 and reapproved in 2010, can take several forms. For 2011, grants of restricted stock were made on January 13, 2011, which vest three years after grant, but only upon the achievement of specified performance criteria. The target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the registrant's three-year NAV total return meets or exceeds the three-year total return of a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Mutual Funds Average ("Hypothetical Portfolio"). Depending on the level of registrant's outperformance or underperformance of the Hypothetical Portfolio on the measurement date, an additional number of shares, a lesser percentage, or no shares will be earned and will vest.

(4) Using a valuation date of December 31, 2011, Mr. Ober beneficially owns equity securities in the registrant valued over $1,000,000. Mr. Weaver and Ms. Prue each beneficially own equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	------------------------		------------------------	------------------------		------------------------
January 2011	0		$0.00	0		4,371,484
February 2011	0		$0.00	0		4,371,484
March 2011	0		$0.00	0		4,371,484
April 2011	0		$0.00	0		4,371,484
May 2011	0		$0.00	0		4,371,484
June 2011	0		$0.00	0		4,371,484
July 2011	0		$0.00	0		4,371,484
August 2011	0		$0.00	0		4,371,484
September 2011	0		$0.00	0		4,371,484
October 2011	0		$0.00	0		4,371,484
November 2011	0		$0.00	0		4,371,484
December 2011	0		$0.00	0		4,446,272	(2)
	---------------------		---------------------	---------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 9, 2010.

(2.b) The share amount approved in 2010 was 5% of outstanding shares, or 4,371,484 shares.

(2.c) The Plan was set to expire on December 31, 2011, but was extended by the Board on December 8, 2011, authorizing purchases of up to 5% of the outstanding shares, or 4,446,272 shares, through December 31, 2012.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Adams Express Company

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	February 23, 2012

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	February 23, 2012